UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008

IMPERIAL CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322

(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)	Identification Number)

888 Prospect Street, Suite 110, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
    “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of our competitors’ loan and other products, loan demand risks, the quality or composition of our loan or investment portfolios, increased costs from pursuing the national expansion of our lending platform and operational challenges inherent in implementing this expansion strategy, fluctuations in interest rates, and changes in the relative differences between short- and long-term interest rates, conditions in the commercial and residential real estate markets, levels of non-performing assets and other loans of concern, and operating results, capital and credit market conditions, the economic impact of any terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2008 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect our operating and stock price performance.

    Set forth below is material to be presented at the Annual Meeting of Stockholders of Imperial Capital Bancorp, Inc. on August 6, 2008.

TRANSCRIPT OF PRESENTATION

    2007 was another year of accomplishment for Imperial Capital Bancorp and Imperial Capital Bank.

    Although the credit markets began to deteriorate in the later part of the year affecting a wide spread weakening in the financial markets, we achieved several significant milestones in 2007.  But it also had a low point.  On May 30th, 2007, we were deeply saddened by the passing of the Honorable Preston Martin.  Preston was not only a valued member of our Board of Directors, but he was also a personal friend. His advice and oversight contributed greatly to our success and his contributions to the Company in this decade cannot be overstated. We were appreciative and grateful for his service and the experience he provided during his tenure with Imperial Capital Bancorp.

    In August, we changed our name from ITLA Capital Corporation to Imperial Capital Bancorp.  The new name better reflects our primary business operations as the holding company for Imperial Capital Bank and is more consistent with our ticker symbol, which changed from 'ITLA' to 'IMP' when we moved to the New York Stock Exchange from the NASDAQ Stock Market.

    Imperial Capital Bancorp has established a successful national commercial real estate lending platform in less than four years. The success of the national expansion, while continuing to maintain our credit standards and operating efficiencies, underscores the efforts of our team and their commitment to executing our business strategy.  The opening of our Baltimore Retail Banking Branch signifies our commitment to support our loan production offices and further establish our brand on the east coast.

    2007 has turned out to be a year of extremes for our company.  We achieved several significant milestones during the first half of the year, then being faced with the current credit and liquidity crisis commencing during the second half of the year. Through all these challenges we have maintained our profitability and have grown book value while some of our competitors and peers have experienced staggering losses.

    Although the banking industry and our commercial real markets certainly face challenges in the short term, we plan to diligently manage our portfolio, and focus on continuing to strengthen our balance sheet, while we position the company to take advantage of opportunities that will become available in the future.

    Imperial Capital Bank received Standard and Poor’s average rating as a small balance commercial servicer and an above average rating for small balance commercial mortgage special servicer. These ratings recognize ICB's sound internal control practices, successful asset recovery track record and Imperial Capital Bank’s professional depth with regard to special servicing.
It also acknowledged our technology suite which includes an effective proprietary application to facilitate related asset management reporting.

    Imperial Capital Bank closed the year with another company record in loan production. Our Commercial Real Estate Division originated over $1 Billion in organic loan production, a 6.7% increase from 2006. The total internal production was nearly $1.2 Billion in 2007 resulting in a 7% increase.  This is yet another company record and emphasizes Imperial Capital Bank’s strength and continued ability to adapt in difficult times.

    In 2007, our Entertainment Finance Division exceeded their results in the previous year by over 11%. These results signify our commitment in taking a flexible approach in structuring the right deal for our customers. We understand that each financing package needs to be as unique as the project itself. It's an approach that's worked well for the more than 600 films and TV series we've financed over the years.

    Our philosophy during the second half of 2007 was to develop our balance sheet for the future by increasing loan loss reserve provisions and our capital ratios. This allows us to prepare for any regulatory and compliance audits and any credit concerns due to market fluctuations. But most importantly, this philosophy aided in our ongoing strategy to deliver results for our shareholders.

PRESENTATION SLIDES

    Set forth below are slides accompanying the presentation to be made at the Annual Meeting of Stockholders of Imperial Capital Bancorp, Inc. on August 6, 2008.

Asset Growth – Total Assets

Operating Performance

Dollars in Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,722
$1,818
$2,320
$3,051
$3,416
$3,551
2002
2003
2004
2005
2006
2007

Associate Count: 178 230 249 253 263 268

Operating Performance

Book Value

Dollars in Millions, except per share amounts

$240
$200
$160
$120
$80
$40
$0
$157
$187
$195
$204
$221
$228
2002
2003
2004
2005
2006
2007

	2002	2003	2004	2005	2006	2007
Book Value Per Share:	**$27.11**	**$31.30**	**$35.09**	**$37.85**	**$42.07**	**$44.22**

Summary of Annual Loan Production

Lending Operations

Dollars in Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$91
$94
$37
$445
$54
$741
$136
$881
$724
$919
$499
$1,088
$47
$1,168
2002
2003
2004
2005
2006
2007
Loan pool purchases
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Annual Loan Production

Total Loan Production	$667	$795	$1,017	$1,643	$1,587	$1,215

Imperial Capital Bank Offices

Lending Operations

Branch and Lending Offices

WASHINGTON
OREGON
CALIFORNIA
IDAHO
NEVADA
MONTANA
WYOMING
UTAH
ARIZONA
COLORADO
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MICHIGAN
INDIANA
OHIO
KENTUCKY
TENNESSEE
MISS
ALABAMA
GEORGIA
FLORIDA
SOUTH CAROLINA
NORTH CAROLINA
VIRGINIA
WV
PENN
NEW YORK
VT
NH
MAINE
MASS
RI
CONN
NEW JERSEY
DELAWARE
MARYLAND

Loan Origination Offices

- Loan Origination Offices
- Regional Offices
- Area Offices
- Corporate Headquarters

◆ Western ◇ Eastern

Branch Locations

Baltimore, MD
Beverly Hills, CA
Carson City, NV
Costa Mesa, CA
Encino, CA
Glendale, CA
San Diego, CA
San Francisco, CA
Las Vegas, NV - (Opening in 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            IMPERIAL CAPITAL BANCORP, INC.

Date: August 6, 2008	By: /s/ Timothy M. Doyle
Timothy M. Doyle Executive Managing Director and Chief Financial Officer